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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: November 13, 2002
              (Date of Original event reported): October 29, 2002


                       Commission file number 33-55254-18


                            COMPOSITE HOLDINGS, INC.

               (Exact name of registrant as specified in charter)


                  Nevada                           87-0434297
       (State or other jurisdiction of          (I.R.S. Employer
        incorporation or organization)       Identification number)

          5333 S. Arville St.  # 206
           Las Vegas, Nevada 89118                 702-579-4888
        (Name, address, including zip code, and telephone numbers, including area code, of agent of service)

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Copies To:

Susan Donohue
5333 S. Arville St. Suite 206
Las Vegas, NV 89118
(702) 579-4888

Item No. 1.     Changes in Control of Registrant.

No Events to report


Item No. 2.     Acquisition or Disposition of Assets.

No events to report.


Item No. 3.     Bankruptcy or Receivership.

No events to report.


Item No. 4.     Changes in Registrant's Certifying Accountant.

On October 28, 2002, the Board of Directors of the Registrant Composite Holdings, Inc. accepted the resignation of Pascale, Razzino, Alexanderson & Co., PLLC of North Bellmore, New York as the Company's independent auditors. The reports of Pascale, Razzino, Alexanderson & Co., PLLC on the past two years of financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.



On October 25, 2002,   The auditors contacted management and informed them
that Pascale, Razzino, Alexanderson & Co., PLLC would no-longer be providing auditing services for public companies. There were no disagreements between management and auditors over the period from the date of the engagement through the interim period to the date the relationship ended on October 25, 2002. This resignation had nothing to do with management business practices nor the scope of Composites Holding, Inc's and its subsidiaries' businesses.





Composite Holdings, Inc. is actively seeking a replacement auditor firm.



Item No. 5.     Other Events.

No events to report.


Item No. 6.     Resignation of Registrant's Directors.

No events to report


Item No. 7.     Financial Statements, Proforma Financial Information
                and Exhibits.

 Exhibit No.      Description
------------      -------------
  16.1            Letter Regarding Change in Auditors



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMPOSITE HOLDINGS, INC.


By: /s/ Susan Donohue                         Dated:  13 November, 2002
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        Susan Donohue,
        Secretary and Chairman of The Board



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